All Funds

Proposal 1: To elect the following as Trustees of the Trust:

Proposed Trustee	Shares For	Shares Withheld
William L. Marshall	3,351,745,505.531	13,295,966.598
Patrick J. Riley	3,351,745,505.531	13,295,966.598
Richard D. Shirk	3,351,745,505.531	13,295,966.598
Bruce D. Taber	3,351,745,505.531	13,295,966.598
Scott F. Powers	3,351,745,505.531	13,295,966.598
Michael F. Holland	3,351,745,505.531	13,295,966.598
William L. Boyan	3,353,977,764.711	11,063,707.418
Rina K. Spence	3,363,342,520.701	1,698,951.428
Douglas T. Williams	3,351,745,505.531	13,295,966.598
James E. Ross	3,351,745,505.531	13,295,966.598

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
9,645,533,122.253	2,813,141,956.770	432,463,627.123	640,754,307.649

SSgA U.S. Government Money Market Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
3,311,417,602.461	64,013,615.160	754,169.528	2,508.290

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
3,362,008,148.901	13,423,068.720	754,169.528	2,508.290

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
3,375,436,135.159	749,250.990	0	2508.290

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
3,361,641,235.761	14,544,151.388	0	2508.290

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
3,359,635,753.051	16,544,715.560	4,918.538	2508.290

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
3,361,641,235.761	14,544,151.388	0	2508.290

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
3,361,646,154.299	14,539,232.850	0	2508.290

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
3,361,641,235.761	14,539,232.850	4,918.538	2508.290

Proposal 4.G-4.Q:  To approve the elimination of the Fund’s fundamental investment restrictions with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
3,361,641,235.761	14,544,151.388	0	2508.290

Proposal 4.H — Purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof:

For	Against	Abstentions	Broker Non-Votes
3,361,640,832.810	14,544,151.388	402.951	2508.290

Proposal 4.I — Making short sales or purchasing securities on margin:

For	Against	Abstentions	Broker Non-Votes
3,361,632,032.537	14,548,033.123	5,321.489	2508.290

Proposal 4.J — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
3,376,184,984.198	0	402.951	2508.290

Proposal 4.K — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
3,364,013,288.660	12,166,837.000	5,321.489	2508.290

Proposal 4.L— Purchasing interests in oil, gas or other mineral exploration or development programs:

For	Against	Abstentions	Broker Non-Votes
3,364,018,147.198	12,166,837.000	402.951	2508.290

Proposal 4.M— Investments for control:

For	Against	Abstentions	Broker Non-Votes
3,361,640,832.810	14,544,151.388	402.951	2508.290

Proposal 4.N— Investments if the Investment Company’s officers, Directors, Adviser or any of their affiliates beneficially own a certain percent of the securities of such issuer:

For	Against	Abstentions	Broker Non-Votes
3,359,629,143.186	16,555,841.012	402.951	2508.290

Proposal 4.O— Investing in new issuers:

For	Against	Abstentions	Broker Non-Votes
3,360,389,519.628	15,795,464.570	402.951	2508.290

Proposal 4.P— Investments in securities issued by other investment companies:

For	Against	Abstentions	Broker Non-Votes
3,360,390,083.800	13,789,981.860	5,321.489	2508.290

Proposal 4.Q— Certain interested transactions:

For	Against	Abstentions	Broker Non-Votes
3,362,008,148.901	14,177,238.248	0	2508.290

Proposal 5— To make the fundamental investment objective of the Fund non-fundamental:

For	Against	Abstentions	Broker Non-Votes
1,297,764,078.230	2,078,415,987.430	5,321.489	2508.290

SSgA Money Market Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
1,034,066,502.296	1,419,877,418.748	5,244,671.647	446,263,014.080

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
2,172,761,746.895	280,890,262.727	5,536,583.069	446,263,014.080

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
2,326,780,353.053	126,712,732.381	5,695,507.257	446,263,014.080

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
2,321,288,782.050	132,023,670.822	5,876,139.819	446,263,014.080

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
2,252,552,224.397	201,108,265.834	5,528,102.460	446,263,014.080

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
2,245,701,774.387	207,760,796.436	5,726,021.868	446,263,014.080

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
2,322,485,696.889	131,215,150.283	5,487,745.519	446,263,014.080

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
2,327,252,348.432	126,050,026.406	5,886,217.853	446,263,014.080

Proposal 4.G-4.Q:  To approve the elimination of the Fund’s fundamental investment restrictions with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
2,245,413,162.842	207,280,277.509	6,495,152.340	446,263,014.080

Proposal 4.H — Purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof:

For	Against	Abstentions	Broker Non-Votes
2,326,563,634.459	127,073,793.261	5,551,164.971	446,263,014.080

Proposal 4.I — Making short sales or purchasing securities on margin:

For	Against	Abstentions	Broker Non-Votes
2,246,094,231.269	207,215,034.094	5,879,327.328	446,263,014.080

Proposal 4.J — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
2,249,125,760.421	204,468,431.090	5,594,401.180	446,263,014.080

Proposal 4.K — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
2,249,741,812.288	203,294,138.516	6,152,641.887	446,263,014.080

Proposal 4.L— Purchasing interests in oil, gas or other mineral exploration or development programs:

For	Against	Abstentions	Broker Non-Votes
2,247,144,705.091	205,922,356.525	6,121,531.075	446,263,014.080

Proposal 4.M— Investments for control:

For	Against	Abstentions	Broker Non-Votes
2,250,826,443.330	202,086,447.014	6,275,702.347	446,263,014.080

Proposal 4.N— Investments if the Investment Company’s officers, Directors, Adviser or any of their affiliates beneficially own a certain percent of the securities of such issuer:

For	Against	Abstentions	Broker Non-Votes
2,248,966,999.068	203,599,689.613	6,621,904.010	446,263,014.080

Proposal 4.O— Investing in new issuers:

For	Against	Abstentions	Broker Non-Votes
2,253,980,136.386	199,201,628.069	6,006,828.236	446,263,014.080

Proposal 4.P— Investments in securities issued by other investment companies:

For	Against	Abstentions	Broker Non-Votes
2,253,141,681.998	199,899,563.257	6,147,347.436	446,263,014.080

Proposal 4.Q— Certain interested transactions:

For	Against	Abstentions	Broker Non-Votes
2,251,369,637.260	201,273,898.214	6,545,057.217	446,263,014.080

SSgA Prime Money Market Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
1,454,874,754.690	630,597,562.120	206,031,737.070	165,132,946.630

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
1,709,453,201.950	389,705,070.750	192,345,781.180	165,132,946.630

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
1,959,529,337.990	125,942,978.820	206,031,737.070	165,132,946.630

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
1,951,616,239.980	133,454,261.240	206,433,552.660	165,132,946.630

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
1,952,623,507.260	132,848,809.550	206,031,737.070	165,132,946.630

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
1,952,018,055.570	133,454,261.240	206,031,737.070	165,132,946.630

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
1,954,063,127.720	131,409,189.090	206,031,737.070	165,132,946.630

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
1.974,363,710.040	111,108,606.770	206,031,737.070	165,132,946.630

Proposal 4.G-4.Q:  To approve the elimination of the Fund’s fundamental investment restrictions with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
1,967,890,232.490	147,644,834.940	175,968,986.450	165,132,946.630

Proposal 4.H — Purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof:

For	Against	Abstentions	Broker Non-Votes
1,935,055,860.440	132,014,640.780	206,433,552.660	165,132,946.630

Proposal 4.I — Making short sales or purchasing securities on margin:

For	Against	Abstentions	Broker Non-Votes
1,953,055,860.440	132,014,640.780	206,433,552.660	165,132,946.630

Proposal 4.J — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
1,958,724,792.010	126,747,524.800	206,031,737.070	165,132,946.630

Proposal 4.K — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
1,952,221,691.670	132,848.809.550	206,433,552.660	165,132,946.630

Proposal 4.L— Purchasing interests in oil, gas or other mineral exploration or development programs:

For	Against	Abstentions	Broker Non-Votes
1,968,292,048.080	117,180,268.730	206,031,737.070	165,132,946.630

Proposal 4.M— Investments for control:

For	Against	Abstentions	Broker Non-Votes
1,967,890,232.490	117,180,268.730	206,433,552.660	165,132,946.630

Proposal 4.N— Investments if the Investment Company’s officers, Directors, Adviser or any of their affiliates beneficially own a certain percent of the securities of such issuer:

For	Against	Abstentions	Broker Non-Votes
1,997,456,721.240	88,015,595.570	206,031,737.070	165,132,946.630

Proposal 4.O— Investing in new issuers:

For	Against	Abstentions	Broker Non-Votes
1,980,464,994.790	105,007,322.020	206,031,737.070	165,132,946.630

Proposal 4.Q— Certain interested transactions:

For	Against	Abstentions	Broker Non-Votes
1,952,221,691.670	133,250,625.140	206,031,737.070	165,132,946.630

Proposal 5— To make the fundamental investment objective of the Fund non-fundamental:

For	Against	Abstentions	Broker Non-Votes
981,019,247.960	1,104,444,848.960	206,039,956.960	165,132,946.630

SSgA Clarion Real Estate Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
1,527,835.009	82,802.893	58,160.960	625,353.175

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

The shareholder meeting, as it relates to Proposal 3, was adjourned until May 16, 2014.

Proposal 4.A-4.F and 4.G-4.I:  To approve an amendment to the Fund’s fundamental investment restrictions”

The shareholder meeting, as it relates to Proposal 4.A-4.F and 4.G -4.I, was adjourned until May 16, 2014.

SSgA High Yield Bond Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
5,170,342.963	158,023.068	109,319.231	2,117,438.280

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
5,088,794.094	237,755.796	111,135.372	2,117,438.280

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
5,157,885.023	196,869.891	82,930.348	2,117,438.280

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
5,150,378.435	209,552.338	77,754.489	2,117,438.280

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
5,105,373.623	260,401.754	71,909.885	2,117,438.280

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
5,117,258.042	224,864.843	95,562.377	2,117,438.280

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
5,124,027.513	223,439.372	90,218.377	2,117,438.280

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
5,069,200.924	263,148.331	105,336.007	2,117,438.280

Proposal 4.G-4.Q:  To approve the elimination of the Fund’s fundamental investment restrictions with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
5,104,732.967	240,005.056	92,947.329	2,117,438.280

Proposal 4.J — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
5,198.914.375	156,822.997	81,947.890	2,117,438.280

Proposal 4.M— Investments for control:

For	Against	Abstentions	Broker Non-Votes
5,115,225.381	232,350.491	90,109.390	2,117,438.280

Proposal 4.Q— Certain interested transactions:

For	Against	Abstentions	Broker Non-Votes
5,141,458.944	172,113.074	124,113.244	2,117,438.280

SSgA S&P 500 Index Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
17,576,326.188	1,112,588.797	140,898.776	7,294,751.567

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
17,533,012.396	807,154.390	489,646.975	7,294,751.567

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
18,348,245.659	349,875.159	131,693.193	7,294,751.317

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
17,969,011.697	728,936.022	131,866.292	7,294,751.317

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
17,946,000.298	746,450.288	137,363.425	7,294,751.317

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
17,973,279.358	725,703.395	130,831.258	7,294,751.317

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
17,980,492.283	717,880.804	131,440.924	7,294,751.317

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
17,978,439.165	721,175.746	130,199.100	7,294,751.317

Proposal 4.J-4.Q:  To approve the elimination of the Fund’s fundamental investment restrictions with respect to:

Proposal 4.J — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
17,999,850.887	693,053.349	136,909.775	7,294,751.317

Proposal 4.Q— Certain interested transactions:

For	Against	Abstentions	Broker Non-Votes
17,978,045.623	714,478.119	137,290.269	7,294,751.317

SSgA Dynamic Small Cap Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
293,046.328	10,955.237	3,064.466	92,838.987

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
292,682.219	11,136.198	3,247.614	92,838.987

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
297,374.515	7,178.021	2,513.495	92,838.987

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
297,396.183	7,171.353	2,498.495	92,838.987

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
296,855.396	7,080.183	3,130.452	92,838.987

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
297,792.183	6,775.353	2,498.495	92,838.987

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
297,183.367	6,988.169	2,894.495	92,838.987

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
296,764.226	7,260.339	3,041.466	92,838.987

Proposal 4.G-4.J:  To approve the elimination of the Fund’s fundamental investment restrictions with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
297,151.374	7,416.162	2,498.495	92,838.987

Proposal 4.H — Purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof:

For	Against	Abstentions	Broker Non-Votes
297,151.374	7,269.191	2,645.466	92,838.987

Proposal 4.I — Making short sales or purchasing securities on margin:

For	Against	Abstentions	Broker Non-Votes
297,227.544	6,797.021	3,041.466	92,838.987

Proposal 4.J — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
298,255.501	6,312.035	2,498.495	92,838.987

SSgA International Stock Selection Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
14,186,919.438	319,137.812	165,487.825	4,401,164.308

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
14,142,702.170	356,865.967	171,976.938	4,401,164.308

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
14,176,033.859	332,540.698	162,970.518	4,401,164.308

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
14,130,388.227	374,812.901	166,343.947	4,401,164.308

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
14,145,589.349	356,179.625	169,776.101	4,401,164.308

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
14,165,360.314	346,351.888	159,832.873	4,401,164.308

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
14,188,371.703	317,169.640	166,003.732	4,401,164.308

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
14,152,468.867	348,007.129	171,069.079	4,401,164.308

Proposal 4.G-4.M:  To approve the elimination of the Fund’s fundamental investment restrictions with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
14,095,757.329	382,498.473	193,289.273	4,401,164.308

Proposal 4.H — Purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof:

For	Against	Abstentions	Broker Non-Votes
14,107,757.016	380,524.652	183,263.407	4,401,164.308

Proposal 4.I — Making short sales or purchasing securities on margin:

For	Against	Abstentions	Broker Non-Votes
14,101,645.712	392,735.628	177,163.735	4,401,164.308

Proposal 4.J — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
14,215,804.355	292,437.197	163,303.523	4,401,164.308

Proposal 4.M— Investments for control:

For	Against	Abstentions	Broker Non-Votes
14,146,482.074	322,781.420	202,281.581	4,401,164.308

SSgA U.S. Treasury Money Market Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
3,767,605,453.220	694,431,916.680	219,647,670.030	0

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
3,994,982,254.790	657,263,633.350	29,439,151.790	0

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
4,430,283,980.680	236,178,189.460	15,222,869.790	0

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
4,424,194,570.760	242,267,599.380	15,222,869.790	0

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
4,424,194,570.750	242,267,599.390	15,222,869.790	0

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
4,424,194,570.750	242,267,599.380	15,222,869.790	0

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
4,424,194,570.760	242,267,599.380	15,222,869.790	0

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
4,222,077,360.240	219,421,433.930	240,186,245.760	0

Proposal 4.G-4.Q:  To approve the elimination of the Fund’s fundamental investment restrictions with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
4,220,232,044.180	446,230,125.960	15,222,869.790	0

Proposal 4.H — Purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof:

For	Against	Abstentions	Broker Non-Votes
4,220,232,044.190	244,108,441.430	217,344,554.310	0

Proposal 4.I — Making short sales or purchasing securities on margin:

For	Against	Abstentions	Broker Non-Votes
4,220,232,044.180	244,108,441.440	217,344,554.310	0

Proposal 4.K — Investing in illiquid securities:

For	Against	Abstentions	Broker Non-Votes
4,422,421,337.700	244,111,237.440	15,152,464.790	0

Proposal 4.L— Purchasing interests in oil, gas or other mineral exploration or development programs:

For	Against	Abstentions	Broker Non-Votes
4,422,421,337.700	244,111,237.440	15,152,464.790	0

Proposal 4.M— Investments for control:

For	Against	Abstentions	Broker Non-Votes
4,422,353,727.700	221,266,749.990	38,064,562.240	0

Proposal 4.Q— Certain interested transactions:

For	Against	Abstentions	Broker Non-Votes
4,220,232,044.180	244,108,441.440	217,344,554.310	0

Proposal 5— To make the fundamental investment objective of the Fund non-fundamental:

For	Against	Abstentions	Broker Non-Votes
1,541,035,105.450	3,123,123,946.970	17,525,987.510	0

SSgA IAM Shares Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
15,635,710.676	917.565	0	18,315.254

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
15,635,710.676	917.565	0	18,315.254

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
15,635,710.676	917.565	0.000	18,315.254

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
15,635,526.011	1,102.230	0	18,315.254

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
15,635,526.011	1,102.230	0	18,315.254

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
15,635,526.011	1,102.230	0	18,315.254

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
15,635,526.011	1,102.230	0	18,315.254

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
15,635,526.011	1,102.230	0	18,315.254

Proposal 4.G-4.J:  To approve the elimination of the Fund’s fundamental investment restrictions with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
15,635,914.011	714.230	0	18,315.254

Proposal 4.H — Purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof:

For	Against	Abstentions	Broker Non-Votes
15,635,914.011	714.230	0	18,315.254

Proposal 4.I — Making short sales or purchasing securities on margin:

For	Against	Abstentions	Broker Non-Votes
15,634,765.161	1,863.080	0	18,315.254

Proposal 4.J — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
15,636,098.676	529.565	0	18,315.254

SSgA Enhanced Small Cap Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
1,787,974.498	699.532	190.000	81,506.048

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
1,787,744.456	929.574	190.000	81,506.048

Proposal 4.A-4.F:  To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
1,788,086.194	587.836	190.000	81,506.048

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
1,788,315.456	175.836	372.738	81,506.048

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
1,788,315.456	358.574	190.000	81,506.048

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
1,786,997.534	1,493.758	372.738	81,506.048

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
1,787,180.272	1,493.758	190.000	81,506.048

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
1,788,323.194	350.836	190.000	81,506.048

SSgA Emerging Markets Fund:

Proposal 2: To approve an Amended and Restated Master Trust:

For	Against	Abstentions	Broker Non-Votes
21,390,654.485	2,536,319.159	308,257.588	14,724,471.029

Proposal 3 — To approve an Amended and Restated Rule 12b-1 Plan:

The shareholder meeting, as it relates to Proposal 3, was adjourned until May 16, 2014.

Proposal 4.A-4.M:  To approve an amendment to the Fund’s fundamental investment restrictions”

The shareholder meeting, as it relates to Proposal 4.A-4.M, was adjourned until May 16, 2014.

Proposal 5— To make the fundamental investment objective of the Fund non-fundamental:

For	Against	Abstentions	Broker Non-Votes
12,578,488.521	11,261,669.129	394,661.070	14,724,883.541